UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 17, 2007

Lev Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-32947

 DELAWARE
88-0211496

 (State or other jurisdiction of incorporation or organization)
(I.R.S. Employer Identification No.)

 122 East 42nd Street, Suite 1700

 New York, NY 10168

 (Address and zip code of principal executive offices)

(212) 682-3096
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01
Other Events.

On January 17, 2007, Lev Pharmaceuticals, Inc. issued a press release announcing an update on the status of its Phase III clinical trials for C1-esterase inhibitor (C1-INH) for the treatment of hereditary angioedema. A copy of this press release is attached as an exhibit to this Current Report and is incorporated by reference herein.

 Item 9.01
Financial Statements and Exhibits.

 (c)
Exhibits.

The following exhibit is filed or furnished herewith:

 Exhibit No.
Description of Document

 99.1
Press Release dated January 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEV PHARMACEUTICALS, INC.

By: /s/ Joshua D. Schein, Ph.D.

Name: Joshua D. Schein, Ph.D.

Title: Chief Executive Officer and President

Date: January 17, 2007

Exhibit Index

 Exhibit No.
Description of Document

 99.1
Press Release dated January 17, 2007